                                                                   EXHIBIT 23.2

                        [ARTHUR ANDERSEN LLP LETTERHEAD]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 23, 1996, included in Heartland Wireless Communications, Inc.'s current report on Form 8-K/A-2 dated February 23, 1996 and to all references to our firm included in or made part of this registration statement.

                                             /s/ ARTHUR ANDERSEN LLP
                                             -----------------------------------
                                                 Arthur Andersen LLP

Phoenix, Arizona,
June 12, 1996.